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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 2, 1993

                             JONES INTERCABLE, INC.
             (Exact name of registrant as specified in its charter)

      COLORADO                     1-9953                    84-0613514
     (State of                   (Commission               (IRS Employer
    Organization)                 File No.)             Identification No.)



P.O. BOX 3309, ENGLEWOOD, COLORADO 80155-3309               (303) 792-3111
(Address of principal executive office and Zip Code)        (Registrant's
                                                             telephone no.
                                                          including area code)
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ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits

         (1) Letter of Intent with attached term sheets dated December 2, 1993 between, among others, BCE Telecom International and Jones Intercable, Inc.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  JONES INTERCABLE, INC.

                                                  By: /s/ ELIZABETH M. STEELE
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                                                        Elizabeth M. Steele,
Dated: January 10, 1994                                   Vice President





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